                                                                     Exhibit 4.4

COMMON STOCK                                                  COMMON STOCK

                                   Bio
                                     Delivery

BDS

                             Sciences International

                    BIODELIVERY SCIENCES INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                               CUSIP 09060J 10 6

     This Certifies that





is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON SHARES,
                         $.001 PAR VALUE PER SHARE, OF

---------------------                                          -----------------
--------------------- BIODELIVERY SCIENCES INTERNATIONAL, INC. -----------------
---------------------                                          -----------------
transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Company and all amendments thereto, and to the By-laws of the Company, to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Dated:                                                 AUTHORIZED SIGNATURE


      /s/ James A. McNulty                        /s/ Frank E. O'Donnell Jr. MD
                            BIODELIVERY SCIENCES
           SECRETARY         INTERNATIONAL, INC.             PRESIDENT
                                  CORPORATE
                                    SEAL
                                    2002
                                  DELAWARE


                              COUNTERSIGNED AND REGISTERED:
                                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        (NEW YORK, N.Y.)
                                                   TRANSFER AGENT AND REGISTRANT


                                   BY

                                                  AUTHORIZED SIGNATURE

                    BIODELIVERY SCIENCES INTERNATIONAL, INC.

     The Company will furnish without charge to each shareholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common   UNIF GIFT MIN ACT - ________ Custodian ________
TEN ENT - as tenants by the                           (Cust)             (Minor)
          entireties                               under Uniform Gifts to Minors
JT TEN  - as joint tenants with                    Act__________________________
          right of survivorship                                (State)
          and not as tenants in
          common

For value received,________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
___________________________________

___________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the Units represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated____________________

                              __________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


By__________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO SEC RULE: 17Ad-16




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.